UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2023

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

ANNUAL REPORT May 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through May 31, 2023, as provided by portfolio manager Nick Pope of Newton Investment Management Limited (NIM), sub-adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2023, the BNY Mellon Sustainable U.S. Equity Fund Inc. (the “fund”) produced a total return of .38% for Class A shares, −.34% for Class C shares, ..62% for Class I shares, .66% for Class Y shares and .58% for Class Z shares.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 2.93% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund underperformed the Index largely due to the fund’s positioning in the financials, materials, communication services and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund may invest in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in the securities of issuers in emerging-market countries, that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable ESG issues.

NIM seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products or services, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. These are companies that NIM believes should benefit from favorable long-term trends. NIM uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Equities Advance Despite Macroeconomic Concerns

Concerns regarding a shift in global monetary policy weighed on U.S. equities at the start of the reporting period, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed COVID-19-related lockdowns in China also weighed on investor sentiment, given the negative implications for economic growth and supply chains. Investor hopes of a ‘pivot’ by the U.S. Federal Reserve (the “Fed”) on the interest-rate trajectory were dashed as it became increasingly clear that the central bank’s priority was to quash inflation rather than support the economy and financial asset prices.

At the start of 2023, share prices were lifted by positive sentiment regarding China’s reopening after the swift abandonment of its “zero-Covid-19” policy. However, as the year progressed, several issues took a toll on sentiment. January’s U.S. inflation numbers came in higher than expected, while headline employment data was also very robust, prompting the Fed to maintain its hawkish rhetoric. A reescalation of U.S.-China tensions put further pressure on risk assets. Another major challenge arose in early March, as signs of stress emerged within the U.S. banking sector, raising persistent concerns regarding U.S. regional banks. The U.S. debt ceiling impasse represented yet another temporary headwind for a period. Nevertheless, markets generally gained ground from mid-March through the end of the period as inflation moderated, and investors anticipated the cessation of interest-rate increases, while hoping the economy would avoid a major recession.

Several Sectors Detract from Relative Returns

Stock selection undermined the fund’s returns relative to the Index in the financials, materials, communication services and information technology sectors, with financials the most notable detractor by far. Despite regulatory intervention to stabilize the U.S. banking system in response to the collapse of Silicon Valley Bank and closure of Signature Bank, First Republic Bank shares came under significant pressure amid concerns regarding its ability to withstand continued deposit outflows. The negative impact of holdings in First Republic Bank alone accounted for a significant portion of the fund’s underperformance during the period. We moved swiftly to sell the fund’s position given a lack of clarity as to whether the bank would remain liquid amid a crisis of confidence in the regional banking sector. Another financial sector holding, Fidelity National Information Services, was also caught up in broader concerns around the health of the financial sector, with declines in the company’s stock exacerbated by a series of underwhelming earnings reports. After Fidelity announced plans to spin off its merchant solutions business, we gradually exited the fund’s position as it became apparent there would be a slower deleveraging than we had earlier anticipated.

More positively, lack of exposure to the energy and real estate sectors enhanced the fund’s relative performance, as did an overweight position in information technology. Positive stock selection further bolstered returns in industrials, consumer staples and health care. Pharmaceutical company Eli Lilly & Co. performed notably strongly, driven by positive news regarding its treatments for obesity and Alzheimer’s. Building products and services provider Trane Technologies PLC, a business for which the long-term outlook continues to be supported by decarbonization and energy efficiency trends, also emerged as one of the portfolio’s top contributors.

Remaining Focused on Sustainable and Resilient Businesses

The immediate path for interest rates remains the primary source of investor debate. While inflation remains elevated, tighter monetary policy has further scope to test the fragility of the financial system. As the economy adjusts to the effects of higher bond yields, liquidity and credit availability may face increased pressure. We believe markets are therefore likely to remain volatile over the short term, as the economy works through the consequences of the higher-yield environment.

In the face of these challenges, we remain focused on companies that our multi-dimensional research process identifies as having attractive sustainability credentials, durable returns and quality characteristics. As of May 31, 2023, the fund continues to hold its largest overweight

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

position in information technology, where several holdings have recently benefited from AI-driven momentum. We believe that the sector’s strong focus on providing innovation and solutions to global sustainability challenges creates a rich environment in which to find attractive long-term investments. The fund also continues to avoid the energy sector, where many companies feature business models inconsistent with a sustainable mandate, and largely incompatible with our focus on finding investments that are aligned with the transition to a lower carbon world. The fund also holds underweight exposure to the consumer discretionary sector, reflecting likely headwinds for the consumer due to rising borrowing costs and inflation. Lastly, lack of exposure to sizeable Index constituent Meta Platforms drives the fund’s underweight position in communication services.

June 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Socially responsible portfolios can limit the number of investment opportunities available to the portfolio which may produce more modest gains than portfolios that are not subject to such special investment considerations.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/31/99	-5.41%	9.80%	9.50%
without sales charge	8/31/99	.38%	11.12%	10.15%
Class C shares
with applicable redemption charge †	8/31/99	-1.21%	10.28%	9.32%
without redemption	8/31/99	-.34%	10.28%	9.32%
Class I shares	8/31/99	.62%	11.39%	10.45%
Class Y shares	9/30/16	.66%	11.40%	10.42%††
Class Z shares	3/29/72	.58%	11.33%	10.37%
S&P 500® Index		2.93%	11.01%	11.98%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from December 1, 2022 to May 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.74	$8.50	$3.48	$3.48	$3.78
Ending value (after expenses)	$1,021.60	$1,018.10	$1,023.00	$1,023.30	$1,023.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.73	$8.50	$3.48	$3.48	$3.78
Ending value (after expenses)	$1,020.24	$1,016.50	$1,021.49	$1,021.49	$1,021.19
†

Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.69% for Class C, .69% for Class I, .69% for Class Y and .75% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2023

Description	Shares		Value ($)
Common Stocks - 98.2%
Banks - 2.9%
JPMorgan Chase & Co.	82,032		11,132,563
Capital Goods - 3.6%
Ingersoll Rand, Inc.	130,531		7,395,886
Trane Technologies PLC	38,448		6,275,867
			13,671,753
Commercial & Professional Services - 1.7%
Waste Management, Inc.	40,974		6,634,510
Consumer Discretionary Distribution & Retail - 5.1%
Amazon.com, Inc.	163,509	[a]	19,715,915
Consumer Durables & Apparel - 2.5%
NIKE, Inc., Cl. B	91,199		9,599,607
Consumer Staples Distribution - 2.8%
Costco Wholesale Corp.	20,798		10,639,425
Financial Services - 5.5%
Mastercard, Inc., Cl. A	34,437		12,570,194
The Goldman Sachs Group, Inc.	27,099		8,777,366
			21,347,560
Food, Beverage & Tobacco - 4.6%
Darling Ingredients, Inc.	100,010	[a]	6,338,634
PepsiCo, Inc.	63,237		11,531,267
			17,869,901
Health Care Equipment & Services - 6.5%
Boston Scientific Corp.	179,772	[a]	9,254,663
Edwards Lifesciences Corp.	91,209	[a]	7,682,534
The Cooper Companies, Inc.	22,278		8,276,945
			25,214,142
Insurance - 4.2%
Chubb Ltd.	40,978		7,613,712
The Progressive Corp.	66,555		8,513,050
			16,126,762
Materials - 3.8%
Albemarle Corp.	30,649		5,931,501
CF Industries Holdings, Inc.	61,880		3,806,239
Ecolab, Inc.	29,123		4,806,751
			14,544,491
Media & Entertainment - 4.8%
Alphabet, Inc., Cl. A	151,411	[a]	18,603,870
Pharmaceuticals, Biotechnology & Life Sciences - 9.7%
AbbVie, Inc.	67,508		9,313,404
Danaher Corp.	40,720		9,350,126
Eli Lilly & Co.	30,278		13,003,190

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 9.7% (continued)
Merck & Co., Inc.		51,737		5,712,282
				37,379,002
Semiconductors & Semiconductor Equipment - 7.8%
Applied Materials, Inc.		39,726		5,295,476
NVIDIA Corp.		29,766		11,261,668
SolarEdge Technologies, Inc.		18,795	[a]	5,353,380
Texas Instruments, Inc.		46,761		8,130,803
				30,041,327
Software & Services - 18.1%
Accenture PLC, Cl. A		33,645		10,292,678
Ansys, Inc.		12,113	[a]	3,919,646
Intuit, Inc.		24,945		10,454,948
Microsoft Corp.		87,178		28,628,383
Roper Technologies, Inc.		17,131		7,781,243
Salesforce, Inc.		39,234	[a]	8,764,091
				69,840,989
Technology Hardware & Equipment - 9.1%
Apple, Inc.		162,176		28,745,696
TE Connectivity Ltd.		51,471		6,304,168
				35,049,864
Transportation - 1.7%
Norfolk Southern Corp.		31,443		6,545,804
Utilities - 3.8%
CMS Energy Corp.		112,724		6,535,738
NextEra Energy, Inc.		112,241		8,245,224
				14,780,962
Total Common Stocks (cost $265,557,392)				378,738,447
	1-Day Yield (%)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,872,055)	5.19	6,872,055	[b]	6,872,055
Total Investments (cost $272,429,447)		100.0%		385,610,502
Liabilities, Less Cash and Receivables		(.0%)		(38,842)
Net Assets		100.0%		385,571,660

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	35.0
Health Care	16.2
Financials	12.6
Consumer Discretionary	7.6
Consumer Staples	7.4
Industrials	7.0
Communication Services	4.8
Utilities	3.8
Materials	3.8
Investment Companies	1.8
100.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2022	Purchases ($)†	Sales ($)	Value ($) 5/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.8%	4,726,372	61,665,601	(59,519,918)	6,872,055	149,766

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	265,557,392	378,738,447
Affiliated issuers	6,872,055	6,872,055
Dividends receivable		279,406
Receivable for shares of Common Stock subscribed		1,980
Prepaid expenses		35,771
		385,927,659
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		247,229
Directors’ fees and expenses payable		7,040
Payable for shares of Common Stock redeemed		6,112
Other accrued expenses		95,618
		355,999
Net Assets ($)		385,571,660
Composition of Net Assets ($):
Paid-in capital		258,979,430
Total distributable earnings (loss)		126,592,230
Net Assets ($)		385,571,660

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	28,629,247	1,279,777	40,185,113	296,294	315,181,229
Shares Outstanding	2,003,003	111,377	2,724,581	19,969	21,286,609
Net Asset Value Per Share ($)	14.29	11.49	14.75	14.84	14.81

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2023

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,801,834
Affiliated issuers	149,766
Interest	18
Total Income	5,951,618
Expenses:
Management fee—Note 3(a)	2,467,478
Shareholder servicing costs—Note 3(c)	428,497
Professional fees	102,498
Registration fees	84,304
Prospectus and shareholders’ reports	30,569
Directors’ fees and expenses—Note 3(d)	21,101
Chief Compliance Officer fees—Note 3(c)	19,799
Loan commitment fees—Note 2	10,624
Interest expense—Note 2	9,885
Distribution fees—Note 3(b)	9,872
Custodian fees—Note 3(c)	9,057
Miscellaneous	24,599
Total Expenses	3,218,283
Less—reduction in expenses due to undertaking—Note 3(a)	(51,281)
Less—reduction in fees due to earnings credits—Note 3(c)	(38,383)
Net Expenses	3,128,619
Net Investment Income	2,822,999
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,224,893
Net change in unrealized appreciation (depreciation) on investments	(15,838,502)
Net Realized and Unrealized Gain (Loss) on Investments	(4,613,609)
Net (Decrease) in Net Assets Resulting from Operations	(1,790,610)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2023	2022
Operations ($):
Net investment income	2,822,999	2,210,241
Net realized gain (loss) on investments	11,224,893	46,412,997
Net change in unrealized appreciation (depreciation) on investments	(15,838,502)	(64,520,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,790,610)	(15,896,988)
Distributions ($):
Distributions to shareholders:
Class A	(3,314,816)	(1,944,917)
Class C	(174,085)	(98,875)
Class I	(5,805,754)	(3,745,422)
Class Y	(2,036,728)	(1,317,100)
Class Z	(34,900,087)	(16,641,833)
Total Distributions	(46,231,470)	(23,748,147)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,372,291	4,540,146
Class C	47,264	483,490
Class I	7,678,632	35,125,537
Class Y	4,114	404,208
Class Z	987,378	1,769,435
Distributions reinvested:
Class A	3,079,411	1,809,471
Class C	174,085	98,875
Class I	3,622,106	2,547,395
Class Y	1,977,367	1,279,161
Class Z	33,188,729	15,829,791
Cost of shares redeemed:
Class A	(8,037,283)	(12,833,302)
Class C	(444,216)	(435,024)
Class I	(41,051,620)	(21,209,432)
Class Y	(18,142,839)	(8,387,316)
Class Z	(21,988,363)	(19,406,058)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(36,532,944)	1,616,377
Total Increase (Decrease) in Net Assets	(84,555,024)	(38,028,758)
Net Assets ($):
Beginning of Period	470,126,684	508,155,442
End of Period	385,571,660	470,126,684

	Year Ended May 31,
	2023	2022
Capital Share Transactions (Shares):
Class A
Shares sold	165,418	250,173
Shares issued for distributions reinvested	225,930	96,812
Shares redeemed	(552,346)	(718,554)
Net Increase (Decrease) in Shares Outstanding	(160,998)	(371,569)
Class C
Shares sold	4,121	30,302
Shares issued for distributions reinvested	15,826	6,358
Shares redeemed	(35,892)	(28,931)
Net Increase (Decrease) in Shares Outstanding	(15,945)	7,729
Class Ia,b
Shares sold	512,805	1,872,113
Shares issued for distributions reinvested	257,801	132,539
Shares redeemed	(2,740,494)	(1,169,321)
Net Increase (Decrease) in Shares Outstanding	(1,969,888)	835,331
Class Yb
Shares sold	279	20,739
Shares issued for distributions reinvested	139,842	66,175
Shares redeemed	(1,277,145)	(488,033)
Net Increase (Decrease) in Shares Outstanding	(1,137,024)	(401,119)
Class Za
Shares sold	66,939	93,960
Shares issued for distributions reinvested	2,352,142	820,621
Shares redeemed	(1,494,712)	(1,043,376)
Net Increase (Decrease) in Shares Outstanding	924,369	(128,795)

[a]	During the period ended May 31, 2023, 6,239 Class Z shares representing $97,703 were exchanged for 6,263 Class I shares.
[b]

During the period ended May 31, 2023, 16,697 Class Y shares representing $232,667 were exchanged for 16,803 Class I shares and during the period ended May 31, 2022, 4,909 Class Y shares representing $72,747 were exchanged for 4,941 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.02	17.31	13.04	11.39	10.94
Investment Operations:
Net investment income[a]	.07	.04	.09	.10	.13
Net realized and unrealized gain (loss) on investments	(.09)	(.53)	4.67	1.89	.80
Total from Investment Operations	(.02)	(.49)	4.76	1.99	.93
Distributions:
Dividends from net investment income	(.04)	(.08)	(.10)	(.18)	(.18)
Dividends from net realized gain on investments	(1.67)	(.72)	(.39)	(.16)	(.30)
Total Distributions	(1.71)	(.80)	(.49)	(.34)	(.48)
Net asset value, end of period	14.29	16.02	17.31	13.04	11.39
Total Return (%)[b]	.38	(3.50)	37.09	17.40	8.66
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	.97	.99	1.02	1.04
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.50	.21	.57	.80	1.11
Portfolio Turnover Rate	21.98	24.86	30.42	36.37	39.66
Net Assets, end of period ($ x 1,000)	28,629	34,673	43,901	31,351	24,150

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.28	14.51	10.99	9.60	9.26
Investment Operations:
Net investment income (loss)[a]	(.03)	(.08)	(.02)	.01	.04
Net realized and unrealized gain (loss) on investments	(.09)	(.43)	3.93	1.58	.67
Total from Investment Operations	(.12)	(.51)	3.91	1.59	.71
Distributions:
Dividends from net investment income	-	-	-	(.04)	(.07)
Dividends from net realized gain on investments	(1.67)	(.72)	(.39)	(.16)	(.30)
Total Distributions	(1.67)	(.72)	(.39)	(.20)	(.37)
Net asset value, end of period	11.49	13.28	14.51	10.99	9.60
Total Return (%)[b]	(.34)	(4.23)	35.98	16.58	7.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.80	1.83	1.82	1.81
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income (loss) to average net assets	(.25)	(.54)	(.16)	.07	.37
Portfolio Turnover Rate	21.98	24.86	30.42	36.37	39.66
Net Assets, end of period ($ x 1,000)	1,280	1,691	1,736	2,351	2,898

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.50	17.80	13.38	11.68	11.22
Investment Operations:
Net investment income[a]	.11	.09	.13	.14	.16
Net realized and unrealized gain (loss) on investments	(.10)	(.55)	4.81	1.94	.80
Total from Investment Operations	.01	(.46)	4.94	2.08	.96
Distributions:
Dividends from net investment income	(.09)	(.12)	(.13)	(.22)	(.20)
Dividends from net realized gain on investments	(1.67)	(.72)	(.39)	(.16)	(.30)
Total Distributions	(1.76)	(.84)	(.52)	(.38)	(.50)
Net asset value, end of period	14.75	16.50	17.80	13.38	11.68
Total Return (%)	.62	(3.26)	37.43	17.72	8.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.70	.72	.72	.74
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	.75	.47	.81	1.04	1.36
Portfolio Turnover Rate	21.98	24.86	30.42	36.37	39.66
Net Assets, end of period ($ x 1,000)	40,185	77,438	68,681	35,247	14,261

a Based on average shares outstanding.

See notes to financial statements.

Class Y Shares	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.59	17.89	13.45	11.66	11.20
Investment Operations:
Net investment income[a]	.12	.09	.07	.14	.16
Net realized and unrealized gain (loss) on investments	(.10)	(.55)	4.89	1.93	.80
Total from Investment Operations	.02	(.46)	4.96	2.07	.96
Distributions:
Dividends from net investment income	(.10)	(.12)	(.13)	(.12)	(.20)
Dividends from net realized gain on investments	(1.67)	(.72)	(.39)	(.16)	(.30)
Total Distributions	(1.77)	(.84)	(.52)	(.28)	(.50)
Net asset value, end of period	14.84	16.59	17.89	13.45	11.66
Total Return (%)	.66	(3.24)	37.38	17.70	8.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.67	.74	.71	.71
Ratio of net expenses to average net assets	.69	.67	.70	.70	.70
Ratio of net investment income to average net assets	.76	.49	.57	1.13	1.35
Portfolio Turnover Rate	21.98	24.86	30.42	36.37	39.66
Net Assets, end of period ($ x 1,000)	296	19,199	27,882	205	317

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended May 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	16.56	17.86	13.43	11.68	11.21
Investment Operations:
Net investment income[a]	.10	.08	.12	.13	.15
Net realized and unrealized gain (loss) on investments	(.09)	(.55)	4.82	1.94	.81
Total from Investment Operations	.01	(.47)	4.94	2.07	.96
Distributions:
Dividends from net investment income	(.09)	(.11)	(.12)	(.16)	(.19)
Dividends from net realized gain on investments	(1.67)	(.72)	(.39)	(.16)	(.30)
Total Distributions	(1.76)	(.83)	(.51)	(.32)	(.49)
Net asset value, end of period	14.81	16.56	17.86	13.43	11.68
Total Return (%)	.58	(3.29)	37.38	17.65	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.74	.76	.79	.81
Ratio of net expenses to average net assets	.75	.74	.75	.77	.78
Ratio of net investment income to average net assets	.69	.42	.77	1.00	1.28
Portfolio Turnover Rate	21.98	24.86	30.42	36.37	39.66
Net Assets, end of period ($ x 1,000)	315,181	337,126	365,956	284,793	262,053

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an

NOTES TO FINANCIAL STATEMENTS (continued)

investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	378,738,447	-	-	378,738,447
Investment Companies	6,872,055	-	-	6,872,055

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

ESG Investment Approach Risk: The fund’s incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in equity securities of U.S. companies that do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. The Sub-Adviser’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by the Sub-Adviser as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. The Sub-Adviser’s evaluation of ESG

NOTES TO FINANCIAL STATEMENTS (continued)

factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,786,907, undistributed capital gains $11,002,564 and unrealized appreciation $112,802,759.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2023 and May 31, 2022 were as follows: ordinary income $2,249,742 and $9,471,852, and long-term capital gains $43,981,728 and $14,276,295, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2023 was approximately $190,685 with a related weighted average annualized interest rate of 5.18%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2023, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $51,281 during the period ended May 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a

NOTES TO FINANCIAL STATEMENTS (continued)

monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended May 31, 2023, the Distributor retained $1,066 from commissions earned on sales of the fund’s Class A shares and $18 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2023, Class C shares were charged $9,872 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2023, Class A and Class C shares were charged

$73,940 and $3,291, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of ..25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2023, Class Z shares were charged $181,478 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2023, the fund was charged $86,198 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $38,383.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2023, the fund was charged $9,057 pursuant to the custody agreement.

During the period ended May 31, 2023, the fund was charged $19,799 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $196,581, Distribution Plan fees of $813, Shareholder Services Plan fees of $25,425, Custodian fees of $4,800, Chief Compliance Officer fees of $5,070 and Transfer Agent fees of $25,370, which are offset against an expense reimbursement currently in effect in the amount of $10,830.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2023, amounted to $89,618,648 and $171,364,502, respectively.

At May 31, 2023, the cost of investments for federal income tax purposes was $272,807,743; accordingly, accumulated net unrealized appreciation on investments was $112,802,759, consisting of $125,441,990 gross unrealized appreciation and $12,639,231 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 21, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended May 31, 2023 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,249,742 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $1.6702 per share as a long-term capital gain distribution paid on December 5, 2022.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 1, 2023, the Board considered the approval of a delegation arrangement between Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) and its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the most recent meeting in connection with the Board’s re-approval of the Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which NIMNA provides day-to-day management of the fund’s investments, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended,

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (71)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

J. Charles Cardona (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 39

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Roslyn M. Watson (73)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of BNY Mellon. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 106 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2023 BNY Mellon Securities Corporation 0035AR0523

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,550 in 2022 and $36,261 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,047 in 2022 and $7,194 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,222 in 2022 and $4,763 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2022 and $6,737 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,216 in 2022 and $2,167 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,224,030 in 2022 and $1,767,321 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: July 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: July 25, 2023

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: July 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)